Income Tax	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Tax [Text Block]
9. INCOME TAX
The following table provides a reconciliation between income taxes calculated at the statutory federal tax rate and the provision for income taxes reflected in the consolidated statements of comprehensive income for December 31:

Dollars in thousands	2017	2016	2015
Income taxes at federal statutory rate	$39,578	$36,901	$34,977
Increase (decrease):
State income tax, net of federal	5,066	4,844	4,683
Amortization of investment tax credits	(4)	(41)	(118)
Differences required to be flowed-through by regulatory commissions	2,357	2,357	2,357
Gains on company and trust-owned life insurance	(872)	(594)	(766)
Effect of TCJA	(3,376)	—	—
Other, net	(1,741)	(456)	(1,227)
Total provision for income taxes	$41,008	$43,011	$39,906
Effective tax rate	36.3%	40.8%	39.9%

The effective income tax rate for 2017 compared to 2016 changed primarily as a result of the TCJA, the equity portion of AFUDC and excess tax benefits related to stock-based compensation. The effective income tax rate increase from 2016 compared to 2015 was primarily the result of lower depletion deductions from gas reserves activity in 2016.

The provision for current and deferred income taxes consists of the following at December 31:

In thousands	2017	2016	2015
Current
Federal	$19,345	$10,042	$15,056
State	5,963	3,116	2,346
	25,308	13,158	17,402
Deferred
Federal	13,869	25,473	17,659
State	1,831	4,380	4,845
	15,700	29,853	22,504
Total provision for income taxes (loss benefits)	$41,008	$43,011	$39,906

At December 31, 2017 and 2016, regulatory income tax assets of $21.3 million and $43.0 million, respectively, were recorded, a portion of which is recorded in current assets. These regulatory income tax assets primarily represent future rate recovery of deferred tax liabilities, resulting from differences in utility plant financial statement and tax bases and utility plant removal costs, which were previously flowed through for rate making purposes and to take into account the additional future taxes, which will be generated by that recovery. These deferred tax liabilities, and the associated regulatory income tax assets, are currently being recovered through customer rates. At December 31, 2017, we had a regulatory income tax asset of $0.9 million representing probable future rate recovery of deferred tax liabilities resulting from the equity portion of AFUDC.
The following table summarizes the total provision for income taxes for the utility and non-utility businesses for December 31:

In thousands	2017	2016	2015
Utility:
Current	$21,453	$10,300	$15,890
Deferred	19,479	28,749	20,834
Deferred investment tax credits	(4)	(41)	(118)
	40,928	39,008	36,606
Non-utility:
Current	3,855	2,859	1,512
Deferred	(3,775)	1,144	1,788
	80	4,003	3,300
Total provision for income taxes	$41,008	$43,011	$39,906

The following table summarizes the tax effect of significant items comprising our deferred income tax accounts at December 31:

In thousands	2017	2016
Deferred tax liabilities:
Plant and property	$296,114	$428,642
Regulatory income tax assets	22,209	43,048
Regulatory liabilities	29,114	48,291
Non-regulated deferred tax liabilities	933	51,446
Total	$348,370	$571,427
Deferred tax assets:
Regulatory income tax liabilities	$56,470	$—
Non-regulated deferred tax assets	17,796	—
Pension and postretirement obligations	3,512	4,493
Alternative minimum tax credit carryforward	66	9,853
Total	$77,844	$14,346
Deferred income tax liabilities, net	$270,526	$557,081
Deferred investment tax credits	—	4
Deferred income taxes and investment tax credits	$270,526	$557,085

Management assesses the available positive and negative evidence to estimate if sufficient taxable income will be generated to utilize the existing deferred tax assets. Based upon this assessment, we have determined we are more likely than not to realize all deferred tax assets recorded as of December 31, 2017.

As a result of certain realization requirements prescribed in the accounting guidance for income taxes, the tax benefit of statutory depletion is recognized no earlier than the year in which the depletion is deductible on our federal income tax return. Income tax expense decreased by $0.9 million in 2015 as a result of realizing deferred depletion benefit from 2013 and 2014. This benefit is included in Other, net in the statutory rate reconciliation table.

Uncertain tax positions are accounted for in accordance with accounting standards that require management’s assessment of the anticipated settlement outcome of material uncertain tax positions taken in a prior year, or planned to be taken in the current year. Until such positions are sustained, we would not recognize the uncertain tax benefits resulting from such positions. No reserves for uncertain tax positions were recorded as of December 31, 2017, 2016, or 2015.

Our federal income tax returns for tax years 2013 and earlier are closed by statute. The IRS Compliance Assurance Process (CAP) examination of the 2013, 2014, and 2015 tax years have been completed. There were no material changes to these returns as filed. The 2016 and 2017 tax years are currently under IRS CAP examination. Our 2018 CAP application has been accepted by the IRS. Under the CAP program, we work with the IRS to identify and resolve material tax matters before the tax return is filed each year. As of December 31, 2017, income tax years 2014 through 2016 remain open for state examination.

U.S. Federal TCJA Matters
On December 22, 2017, the TCJA was enacted and permanently lowers the U.S. federal corporate income tax rate to 21% from the existing maximum rate of 35%, effective for our tax year beginning January 1, 2018. The TCJA includes specific provisions related to regulated public utilities that provide for the continued deductibility of interest expense and the elimination of bonus depreciation for property acquired after September 27, 2017.

As a result of the reduction of the U.S. corporate income tax rate to 21%, U.S. GAAP requires deferred tax assets and liabilities be revalued as of the date of enactment, with resulting tax effects accounted for in the reporting period of enactment. We recorded a net revaluation of deferred tax asset and liability balances of $196.4 million as of December 31, 2017. This revaluation had no impact on our 2017 cash flows.
The net change in our utility deferred taxes, that were determined to have previously been included in ratemaking activities by the OPUC and WUTC, was recorded as a net regulatory liability that is expected to accrue to the future benefit of customers. It is possible that this estimated regulatory liability balance of $213.3 million, which includes a gross up for income taxes of $56.5 million, may increase or decrease as a result of future regulatory guidance by the OPUC and WUTC or as additional authoritative interpretation of the TCJA becomes available.

The change in our utility deferred taxes of $18.2 million, associated with tax benefits that have previously been flowed through to customers or for the equity portion of AFUDC, resulted in an identical reduction in the associated regulatory assets. This change had no impact on our income tax expense. The net change in our utility deferred taxes, that were determined to have been previously excluded from ratemaking activities by the OPUC and WUTC, and the change in deferred taxes associated with non-regulated operations, was recorded as a net reduction of income tax expense of $3.4 million.

Under pre-TCJA law, business interest is generally deductible in the determination of taxable income. The TCJA imposes a new limitation on the deductibility of net business interest expense in excess of approximately 30% of adjusted taxable income. Taxpayers operating in the trade or business of public regulated utilities are excluded from these new interest expense limitations.
There is uncertainty whether the new interest expense limitation may apply to our non-regulated operations. The legislative history indicates that all members of a consolidated or affiliated group are treated as a single taxpayer with respect to applying business interest limitations. Future authoritative guidance may indicate that net interest expense must be allocated between regulated and non-regulated activities within the consolidated group. Until such time that additional guidance is available that eliminates this uncertainty, we are unable to estimate whether the new interest limitation rules will impact our future operating results. The new interest limitation rules are effective for taxable years beginning after December 31, 2017. There is no grandfathering for debt instruments outstanding prior to such date. Net business interest expense amounts disallowed may be carried forward indefinitely and treated as interest in succeeding taxable years.
The TCJA generally provides for immediate full expensing for qualified property acquired and placed in service after September 27, 2017 and before January 1, 2023. This would generally provide for accelerated cost recovery for capital investments. However, the definition of qualified property excludes property used in the trade or business of a public regulated utility. The definition of utility trade or business is the same as that used by the TCJA with respect to the imposition of the net interest expense limitation discussed above. As a result, a similar uncertainty exists with respect to whether the exclusion from full expensing will apply to our full consolidated group, which primarily operates as a regulated public utility, or whether full expensing will be available to our non-regulated activities.
An additional uncertainty exists with respect to whether 50% bonus depreciation, which was in effect prior to the TCJA, will apply to property for which a contract was entered into or significant construction had occurred prior to September 27, 2017, but that was not placed in service until after that date. We excluded all assets placed in service by the consolidated group after September 27, 2017 from bonus depreciation. If future authoritative guidance indicates that bonus depreciation is available to us for these capital expenditures, this would primarily result in a decrease to our current income taxes payable and an increase in regulatory liability.
The SEC staff issued Staff Accounting Bulletin 118, which provides guidance on accounting for the tax effects of the TCJA. SAB 118 provides a measurement period that should not extend beyond one year from the TCJA enactment date for companies to complete the accounting under ASC 740. To the extent that a company’s accounting for certain income tax effects of the TCJA is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. Consistent with SAB 118, the determination to exclude all assets placed in service after September 27, 2017 from bonus depreciation is provisional.

We primarily operate in the States of Oregon and Washington. The extent to which a particular state adopts the U.S. Internal Revenue Code directly affects the application of the enacted federal changes of the TCJA to its taxable income computation. To varying degrees, Oregon and Washington corporate business tax approaches rely on federal income tax law, including the Internal Revenue Code and the associated Treasury regulations. It is possible that the federal changes resulting from the TCJA will cause states to reassess their future conformity, however, we have evaluated the state impacts of the TCJA under current law.
Oregon automatically adopts changes to the U.S. Internal Revenue Code related to the calculation of consolidated corporate taxable income. By both State statute and administrative rule, Oregon corporation excise tax law, as related to the definition of taxable income, is tied to federal tax law as applicable to our tax year. Changes enacted to the definition of federal taxable income by the TCJA are effective for Oregon tax purposes in the same manner as for federal tax purposes. As a result, the net interest limitation and full expensing exclusions, discussed above, apply to Oregon as well.
Washington State does not have a corporate income tax, but rather imposes a tax on our gross receipts. The TCJA does not include a change to the definition of gross receipts, or the timing of their recognition, that is currently anticipated to impact us. As a result, no change to Washington State reporting is anticipated.